Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions

20. RELATED PARTY TRANSACTIONS

Hydro One is owned by the Province. The OEFC, IESO, OPA, Ontario Power Generation Inc. (OPG) and the OEB are related parties to Hydro One because they are controlled or significantly influenced by the Province.

The Province

During 2014, Hydro One paid dividends to the Province totalling $287 million (2013 – $218 million).

In November 2014, the Company redeemed the $250 million Province of Ontario Floating-Rate Notes held as a long-term investment. These notes were originally purchased in January 2010 with a maturity date of November 19, 2014.

IESO

In 2014, Hydro One purchased power in the amount of $2,601 million (2013 – $2,477 million) from the IESO-administered electricity market.

Hydro One receives revenues for transmission services from the IESO, based on OEB-approved uniform transmission rates. Transmission revenues for 2014 include $1,556 million (2013 – $1,509 million) related to these services.

Hydro One receives amounts for rural rate protection from the IESO. Distribution revenues for 2014 include $127 million (2013 – $127 million) related to this program.

Hydro One also receives revenues related to the supply of electricity to remote northern communities from the IESO. Distribution revenues for 2014 include $32 million (2013 – $33 million) related to these services.

OPA

The OPA funds substantially all of the Company’s conservation and demand management programs. The funding includes program costs, incentives, and management fees. In 2014, Hydro One received $33 million (2013 – $34 million) from the OPA related to these programs.

OPG

In 2014, Hydro One purchased power in the amount of $23 million (2013 – $15 million) from OPG.

Hydro One has service level agreements with OPG. These services include field, engineering, logistics and telecommunications services. In 2014, revenues related to the provision of construction and equipment maintenance services with respect to these service level agreements were $12 million (2013 – $9 million), primarily for the Transmission Business. Operation, maintenance and administration costs in 2014 related to the purchase of services with respect to these service level agreements were $1 million (2013 – $1 million).

OEFC

In 2014, Hydro One made payments in lieu of corporate income taxes to the OEFC totalling $86 million (2013 – $138 million).

In 2014, Hydro One purchased power in the amount of $9 million (2013 – $8 million) from power contracts administered by the OEFC.

Hydro One pays a $5 million annual fee to the OEFC for indemnification against adverse claims in excess of $10 million paid by the OEFC with respect to certain of Ontario Hydro’s businesses transferred to Hydro One on April 1, 1999.

PILs and payments in lieu of property taxes are paid to the OEFC.

OEB

Under the Ontario Energy Board Act, 1998, the OEB is required to recover all of its annual operating costs from gas and electricity distributors and transmitters. In 2014, Hydro One incurred $12 million (2013 – $12 million) in OEB fees.

Sales to and purchases from related parties occur at normal market prices or at a proxy for fair value based on the requirements of the OEB’s Affiliate Relationships Code. Outstanding balances at period end are interest free and settled in cash.

The amounts due to and from related parties as a result of the transactions referred to above are as follows:

December 31 (millions of Canadian dollars)	2014	2013
Due from related parties	224	197
Due to related parties[1]	(227)	(230)
Investment	—	251

[1]	Included in due to related parties at December 31, 2014 are amounts owing to the IESO in respect of power purchases of $214 million (2013 – $217 million).